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[GE LOGO]

                           GE INVESTMENTS FUNDS, INC.

                        SUPPLEMENT DATED FEBRUARY 1, 2002
     TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2001


The matrix chart located on page 45 of the Prospectus and page 12 of the Statement of Additional Information, is amended to change from "No" to "Yes" the indication regarding each Fund's policy to invest in Mortgage Related Securities, including CMOs.

Effective January 1, 2002, GE Asset Management Incorporated discontinued the voluntary waiver of its investment management fee for the Money Market Fund, which limited that fee to 0.30% of average net assets through December 31, 2001.